PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed  by  Registrant    [X]
Filed  by  a  Party  other  than  the  Registrant     [ ]
Check  the  appropriate  box:
[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  under  Sec.  240.14a-12


                            AIR METHODS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
(2)  Aggregate  number  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------
(5)  Total  fee  paid:

--------------------------------------------------------------------------------
     [ ]  Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

--------------------------------------------------------------------------------
(2)  Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------
(3)  Filing  Party:

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(4)  Date  Filed:

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
                                 AIR METHODS(R)
                               [GRAPHIC  OMITED]

--------------------------------------------------------------------------------
                  The Exclusive Airborne Health Care Company . . . . .Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM

May  18,  2004

TO  THE  STOCKHOLDERS  OF  AIR  METHODS  CORPORATION:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Air Methods Corporation to be held on Thursday, June 17, 2004, at the Company's corporate offices, 7211 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Time.

The purpose of the Annual Meeting is to consider and vote upon the election of Messrs. George W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and David Kikumoto to Class I directorships and the approval of the 2004 Stock Option
Plan.  We  will  allow  time  at  the  meeting  to  review  fiscal  year  2003 accomplishments  and  goals  for  the  future.

Attached is the Notice of Annual Meeting and Proxy Statement which we request you read carefully. A proxy is also enclosed and is accompanied by the 2003 Annual Report.

Our record-date stockholders who directly hold a stock certificate may vote shares electronically or telephonically through our transfer agent, American Stock Transfer and Trust Company, via the internet address WWW.VOTEPROXY.COM or
                                                            -----------------
by telephoning 1-800-PROXIES. Stockholders whose shares are held in an account with a broker-dealer may have one or both options, depending on that broker-dealer's technology. If you have access to alternative voting methods, you will find instructions printed on the enclosed proxy. Proxies not containing such instructions must be voted by mail. Please respond promptly to the proxy regardless of which voting method you use. Attendees of the Annual Meeting may vote their shares personally whether or not the proxy is previously submitted.

Thank  you  for  your  consideration.

FOR  THE  BOARD  OF  DIRECTORS,


George  W.  Belsey
Chairman  of  the  Board


--------------------------------------------------------------------------------
PLEASE RESPOND PROMPTLY TO THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES ARE VOTED. IF RESPONDING BY REGULAR MAIL, PLEASE VERIFY THE PROXY IS SIGNED AND DATED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.
--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                  AIR METHODS(R)
                                [GRAPHIC  OMITED]
--------------------------------------------------------------------------------
                  The Exclusive Airborne Health Care Company . . . . .Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 2004


TO  THE  STOCKHOLDERS  OF  AIR  METHODS  CORPORATION:

The 2004 Annual Meeting of Stockholders of Air Methods Corporation (the "Company"), a Delaware corporation, will be held at the Company's principal executive offices, 7211 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Time, on Thursday, June 17, 2004, for the purpose of considering and voting upon the following:

1. To elect three directors, George W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and David Kikumoto to Class I directorships of the Company to serve until the annual meeting of stockholders in the year 2007;

2.   To  approve  the  2004  Stock  Option  Plan;

3. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed the close of business on Tuesday, April 20, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this meeting. The Company's list of Record Date registered stockholders will be available at the Company's corporate office commencing Monday, June 7, 2004, for review by interested parties. The list will also be available at the Annual Meeting, and all stockholders are cordially invited to attend the meeting.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS:



Trent  J.  Carman
Secretary

May  18,  2004
Englewood,  Colorado

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 17, 2004

                   SOLICITATION  AND  REVOCATION  OF  PROXIES

     This statement is furnished in connection with a solicitation of proxies by the Board of Directors of Air Methods Corporation (the "Company") for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 17, 2004, 1:30 p.m. Mountain Time, at the Company's corporate offices located at 7211 South Peoria Street, in Englewood, Colorado 80112. Proxies so given may be revoked at any time before being voted by submitting a written revocation, together with valid identification, to the Secretary of the Company, by executing another valid proxy bearing a later date, or by attending the meeting and voting in person.

     Properly executed and dated Proxies received by 1:30 p.m. on June 17, 2004 will be voted in accordance with the instructions therein. If no instructions are given, the shares represented by the proxy will be voted FOR the election of Messrs. George W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and David Kikumoto, nominees for Class I directors, FOR the approval of the 2004 Stock Option Plan, and FOR approval of all other proposals. The persons named as proxies will have discretionary authority to vote all proxies with respect to additional matters that are presented properly for action at the Annual Meeting. The approximate date of mailing these proxy materials is May 18, 2004.

     The Company intends to request banks, brokerage houses, custodians, nominees and other fiduciaries to forward copies of these proxy materials to those persons for whom they hold shares. Solicitation for proxies is made by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone, electronic mail, internet, or facsimile transmission. No employees will be specially engaged for the purpose of soliciting security holders. The cost of preparing, assembling, mailing, and soliciting proxies and other miscellaneous expenses related thereto will be borne by the Company and is estimated to total approximately $30,000.

                                  VOTING RIGHTS

     Only holders of shares of the Company's Common Stock, par value $.06 per share ("Common Stock"), at the close of business on April 20, 2004, the Record Date determined by the Board of Directors, may vote at the Annual Meeting. On the Record Date, the Company had outstanding and entitled to vote 10,839,754 shares of Common Stock. Each share of Common Stock is entitled to one vote on the matters listed in the Notice of Annual Meeting. There is no cumulative voting in the election of directors. A quorum of one-third of the shares outstanding and entitled to vote is required to vote on matters before the Annual Meeting. A majority of the votes present in person or by proxy is required to approve all matters brought before the stockholders. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted for each of the proposals described in this proxy statement. Shares of common stock in the name of brokers that are not voted are treated as not present at the Annual Meeting.

                                  ANNUAL REPORT

     The Company is also mailing with this Proxy Statement its Annual Report to Stockholders for the year ended December 31, 2003, which includes financial statements as filed with the Securities and Exchange Commission on Form 10-K for the same period. THE ANNUAL REPORT DOES NOT CONSTITUTE A PART OF THE PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH A COPY OF THE FORM 10-K TO ANY STOCKHOLDER FREE OF CHARGE, AND WILL FURNISH A COPY OF ANY EXHIBIT TO THE FORM 10-K UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). INTERESTED PARTIES MAY REQUEST A COPY OF THE FORM 10-K OR ANY EXHIBIT THERETO FROM THE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL OFFICES, 7301 SOUTH PEORIA STREET, ENGLEWOOD, COLORADO 80112.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of nine directors, divided among three classes, with three directors in Class I, three directors in Class II, and three directors in Class III. Class I directors' terms will expire at the 2004 annual meeting of stockholders to be held on June 17, 2004; Class II directors hold office for a term expiring at the 2005 annual meeting of stockholders; and the Class III directors hold office for a term expiring at the 2006 annual meeting of stockholders.

     At the end of fiscal 2003, nine of the authorized eleven Board of Directors positions were filled. The nominees for election as directors to Class I to serve for a three-year term expiring at the 2007 annual meeting of stockholders are Mr. George W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and Mr. David Kikumoto. Mr. Donald Segner, a Class I director who has served as a director of the Company since 1992, has declined to stand for re-election at the Annual Meeting, and the Board has nominated Mr. David Kikumoto to fill Mr. Segner's vacancy on the Board. Unless voted otherwise, all shares represented by a proxy given pursuant to this solicitation will be voted FOR the election of Mr. George
W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and Mr. David Kikumoto, to serve as Class I directors.

     The principal occupation and certain other information are set forth regarding the nominees and the other directors whose terms of office will continue after the Annual Meeting can be found on page 3. Information about the share ownership of the nominees and other directors can be found on page 16.

     VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS. Assuming the presence of a quorum, the affirmative vote of a majority of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of common stock held in the stockholder's name. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for each of Mr. George W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and Mr. David Kikumoto as nominees for election as Class I directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum. A nominee holding shares in street name may vote for the proposal without voting instructions from the beneficial owner.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT EACH OF MR. GEORGE W. BELSEY, MAJ. GEN. CARL H. MCNAIR, JR. (RET.) AND MR. DAVID KIKUMOTO TO THE BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Summary information concerning the Company's directors and executive officers is set forth below:

                                                                                      CLASS/YEAR
                                                                                       TERM AS
                                                                                       DIRECTOR
NAME                            AGE                          POSITION                 EXPIRES(1)
-----------------------------  -----  ----------------------------------------------  ----------
George W. Belsey                  64  Chairman of the Board                             I/2004*
Ralph J. Bernstein                46  Director                                          III/2006
Samuel H. Gray                    66  Director                                          II/2005
C. David Kikumoto                 54  Director Nominee                                  I*
MG Carl H. McNair, Jr. (Ret.)     69  Director                                          I/2004*
Lowell D. Miller, Ph.D.           70  Director                                          III/2006
Morad Tahbaz                      48  Director                                          II/2005
Paul H. Tate                      53  Director                                          III/2006
Aaron D. Todd                     42  Director and Chief Executive Officer              II/2005
David L. Dolstein                 55  Senior Vice President, Community Based Services   N/A
Neil M. Hughes                    45  Senior Vice President, Air Medical Services       N/A
Trent J. Carman                   43  Chief Financial Officer, Secretary and Treasurer  N/A
Sharon J. Keck                    37  Chief Accounting Officer and Controller           N/A

____________________
*     Director  Nominee

(1) Refers to the calendar year in which the annual meeting of stockholders is contemplated to be held and at which the term of the pertinent director class shall expire.

MR. GEORGE W. BELSEY has served as Chairman of the Board of Directors since April 1994, having been appointed a director in December 1992. Mr. Belsey was appointed Chief Executive Officer of the Company effective June 1, 1994, and served in that capacity until July 2003. Mr. Belsey previously served in executive and administrative positions at the American Hospital Association and at a number of hospitals. He received his Bachelor's Degree in Economics from DePauw University in Greencastle, Indiana, and holds a Master's Degree in Business Administration from George Washington University, Washington, D.C.

MR. RALPH J. BERNSTEIN became a director in February 1994. Mr. Bernstein is a co-founder and General Partner of Americas Partners, an investment firm. He holds a Bachelor of Arts Degree in Economics from the University of California at Davis. Mr. Bernstein currently serves on the board of Empire Resorts, Inc.

MR. SAMUEL H. GRAY became a director in March 1991. From 1989 to 2000, he was Chief Executive Officer of The Morris Consulting Group, Inc., a health care industry consulting firm, and since 2000 he has been a Vice President of the Mattson Jack Group, Inc., also a health care consulting firm. In 1959, Mr. Gray received a Bachelor of Science Degree from the University of Florida.

MR. C. DAVID KIKUMOTO is a nominee to the board of directors. Mr. Kikumoto is the Founder and Chief Executive Officer of Denver Management Advisors. From 1999 to 2000, Mr. Kikumoto was President and Vice Chairman at Anthem Blue Cross and Blue Shield, Colorado and Nevada and from 1987 to 1999, Mr. Kikumoto served in several roles at Blue Cross and Blue Shield of Colorado, Nevada and New Mexico. He received his BS degree from the University of Utah - Accounting, pursued Graduate Studies at the University of Utah and graduated from the Executive Development Program at the University of Chicago.

MAJOR GENERAL CARL H. MCNAIR, JR. (RET.) was appointed to the board of directors in March 1996. In April 1999, General McNair retired from his position as Corporate Vice President and President, Enterprise Management, for DynCorp, a technical and professional services company headquartered in Reston, Virginia, where he was responsible for the company's core businesses in facility management, marine operations, test and evaluation, administration and security, and biotechnology and health services. He currently serves as Special Assistant, Government Relations and Legislative Affairs, to the Vice President of Corporate Communications and Marketing, Computer Sciences Corporation, and Chairman of the Board of Managers, DynPort Vaccine Co., L.L.C., a subsidiary of Computer Sciences Corporation. General McNair has a Bachelor of Science Degree in Engineering from the U.S. Military Academy at West Point, a Bachelor Degree and Master's Degree in Aerospace Engineering from Georgia Institute of Technology, and a Master of Science Degree in Public Administration from Shippensburg University.

DR. LOWELL D. MILLER was named a director in June 1990. Since 1989, Dr. Miller has been involved with various scientific endeavors including a pharmaceutical consulting business. The University of Missouri awarded Dr. Miller a Bachelor of Science Degree in 1957 as well as a Master's Degree in Biochemistry in 1958 and Biochemistry Doctorate Degree in 1960.

MR. MORAD TAHBAZ was elected to the board of directors in February 1994. He is president and a director of Empire Resorts, Inc. He is a co-founder and General Partner of Americas Partners, an investment firm. Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University and attended the Institute for Architecture and Urban Studies in New York City. He holds a Master's Degree in Business Administration from Columbia University Graduate School of Business.

MR. PAUL H. TATE was elected to the board of directors in September 2003. Mr. Tate is the Chief Financial Officer and a Senior Vice President of Frontier Airlines. Prior to joining Frontier in October 2001, he was Executive Vice President and Chief Financial Officer for Colgan Air, Inc., a U.S. Airways Express carrier. Mr. Tate has served in financial officer positions with Midway Airlines, Reno Air, Inc., and prior to joining Colgan Air, Inc., Mr. Tate served as Senior Vice President-Finance and Chief Financial Officer of Atlantic Coast Airlines Holdings, Inc. from 1997 to 2000. Mr. Tate, a certified public accountant, received his undergraduate degree in economics and his Master's Degree in Business Administration from Northwestern University in 1973 and 1975, respectively.

MR. AARON D. TODD became a director in June 2002. Mr. Todd became Chief Executive Officer in July 2003. He joined the Company as Chief Financial Officer in July of 1995 and was appointed Secretary and Treasurer during that same year. He was appointed Chief Operating Officer in January 2002. Mr. Todd holds a Bachelor of Science Degree in Accounting from Brigham Young University. MR. DAVID L. DOLSTEIN joined the Company with the July 1997 acquisition of Mercy Air Service, Inc. Mr. Dolstein serves as Senior Vice President, Community Based Services and as President of Mercy Air Service, a continuation of his responsibilities preceding the acquisition. Mr. Dolstein received a Bachelor of Science degree in 1974 from Central Missouri State University with postgraduate studies in industrial safety.

MR. NEIL M. HUGHES was named Senior Vice President of the Air Medical Services Division in January 2003, Vice President in April 2000, and has served as Director of Operations since August 1998. Since 1992, Mr. Hughes has served the Company in several other positions including line pilot, area manager, training captain/check airman and operations manager. Prior to joining the Company, Mr.

Hughes was a commercial pilot and for sixteen years served in a number of capacities in the Royal Navy. Mr. Hughes has a Bachelor's Degree in International Affairs and is a graduate of the Royal Naval College, Dartmouth, England.

MR. TRENT J. CARMAN joined the Company in April 2003 and is the Chief Financial Officer, Secretary and Treasurer. Prior to joining the Company, Mr. Carman served as Chief Financial Officer of StorNet, Inc. from January 2000 until April 2003, and served in various capacities including Senior Vice President and Chief Financial Officer for United Artists Theatre Circuit, Inc. from June 1992 until January 2000. Mr. Carman received his Bachelor of Science Degree in Accounting from Utah State University and holds a Master in Business Administration-Finance from Indiana University.

MS. SHARON KECK joined the Company as Accounting Manager in October 1993 and was named Controller in July of 1995. She assumed the additional position of Chief Accounting Officer in January 2002. Ms. Keck holds a Bachelor of Science Degree in Accounting from Bob Jones University.

               PROPOSAL NO. 2 - APPROVAL OF 2004 STOCK OPTION PLAN

     In April 2004, the Board of Directors approved the 2004 Stock Option Plan (the "2004 Plan"), which serves as the successor to the 1995 Employee Stock Option Plan (the "1995 Plan"). The 2004 Plan does not supersede or otherwise affect the 1995 Plan. Stock Options may continue to be granted under the 1995 Plan until all common stock authorized by the 1995 Plan has been granted or the 1995 Plan terminates in accordance with its terms. The 2004 Plan is attached to this proxy statement as "Exhibit A."

     The 2004 Stock Option Plan is administered by the Board of Directors or the Compensation/Stock Option Committee, a committee of the Board of Directors (the "Plan Administrator"). Under the 2004 Plan, the Plan Administrator is authorized to grant incentive stock options, non-statutory stock options, stock appreciation rights and supplemental bonuses consisting of shares of common stock, cash or a combination thereof, to key employees, directors, and consultants to purchase up to the maximum amount of shares of common stock authorized for issuance under the 2004 Plan. The maximum aggregate number of shares of common stock that may be made subject to awards under the 2004 Plan is 1,000,000. In no event may any one participant in the 2004 Plan receive incentive stock options for an aggregate fair market value in excess of $100,000 in any calendar year.

     Under the 2004 Plan, the vesting, exercise prices and other terms of the options are generally fixed by the Plan Administrator. Options are granted at prices not less than 100% of the fair market value at the date of grant, and not less than 110% of the fair market value for grants to stockholders holding 10% or more of the Company's shares. These options expire no later than ten years from the date of grant. The options may be exercisable upon grant but, if any options are exercised before becoming vested, the holder cannot sell or vote the shares until such shares have vested. If the holder leaves the Company before exercised options are fully vested, the Company has the right to repurchase such unvested options at the lower of the employee's original exercise price or fair market value.

     A total of 1,000,000 shares of Common Stock have been reserved for issuance under the 2004 Plan in addition to the remaining shares reserved and available under the 1995 Plan.

Federal  Income  Tax  Consequences

     The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2004 Plan. BECAUSE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 2004 PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

     Incentive Stock Options. A participant who is granted an incentive stock option ("ISO") recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax ("AMT") purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a "disqualifying disposition"), the participant is taxed as though he or she had exercised an NSO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price. The Company will not be entitled to a deduction with respect to the grant or exercise of the ISO or the sale of the ISO shares, except in the case of a disqualifying disposition of the ISO shares, upon which event the Company deduction is the same amount as the income to the participant.

     Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of "alternative minimum taxable income" in excess of a certain exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO (as noted below), so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person's circumstances.

     Non-Statutory Stock Options. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

     Restricted Stock Awards. Grantees of restricted shares issued pursuant to the 2004 Plan (the "Restricted Shares") ordinarily do not recognize income at the time of the grant of such awards. However, when Restricted Shares are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares. Alternatively, the grantee of Restricted Shares may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to the Company. The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income. Withholding. The Company may take such steps as it deems necessary or appropriate to withhold federal, state and local income and payroll taxes in connection with any award under the 2004 Plan.

     Change of Control. If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute "excess parachute payments" under Section 280G of the Code. Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

     The foregoing summary of the federal income tax consequences of the 2004 Plan is based on present federal tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

     VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS. Assuming the presence of a quorum, the affirmative vote of at least a majority of all outstanding shares of our common stock entitled to vote will be required for approval of this proposal. An abstention on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal. Therefore, it is important that you vote your shares either at the meeting or by proxy. A nominee holding shares in street name may not vote for the proposal without voting instructions from the owner.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2004 STOCK OPTION PLAN.

                              CORPORATE GOVERNANCE

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board of Directors has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, and are sound and represent best practices. We continually review these governance practices, Delaware law (the state in which we are incorporated), rules and listing standards of the NASDAQ Stock Market, Inc., SEC regulations, as well as best practices suggested by recognized governance authorities.

     Currently, our Board of Directors has nine members. The Board of Directors has determined that five of those nine directors, namely Dr. Miller and Messrs. Gray, McNair, Segner and Tate, satisfy the NASDAQ standard for director independence. The Board of Directors held five meetings in 2003. Each director attended at least 75% of the Board of Directors and applicable committee meetings during 2003.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors has established an Audit Committee, Finance/Strategic Planning Committee, Compensation/Stock Option Committee and a Nominating Committee.

     AUDIT  COMMITTEE

     The Audit Committee currently consists of Messrs. McNair (Chairman), Segner and Tate. The Audit Committee held five meetings in 2003.

     The Board of Directors has determined that all members of the Audit Committee are "independent" within the meaning of the listing standards of the NASDAQ Stock Market, Inc. and the Securities and Exchange Commission rules governing audit committees. In addition, the Board of Directors has determined that Mr. Tate meets the SEC criteria of an "audit committee financial expert" as defined under the applicable SEC rules.

     The Audit Committee's functions and activities during 2003 are described in more detail below under the heading "Audit Committee Report" below. The Board of Directors revised the written charter for the Audit Committee in April 2003.

     Audit  Committee  Report

     The members of the Audit Committee have been appointed by the Board of Directors. The Committee is comprised of three directors who each meet the independence and experience requirements of the NASDAQ Stock Market, Inc. The following directors are the current members of the Audit Committee: Maj. Gen. Carl H. McNair, Jr. (Ret.) (Chairman), Donald R. Segner and Paul H. Tate. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in April 2003.

     The Audit Committee serves in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the Company's consolidated financial statements, and its independent auditors are responsible for auditing the consolidated financial statements. The principal purpose of the Audit Committee is to monitor these processes.

     In this context, the Audit Committee or the Chairman met and held discussions with management and the independent auditors, KPMG LLP. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

     As further detailed in its charter, the role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding the following:

     - the integrity of Air Methods' financial statements, including matters relating to its internal controls;

     - the qualification and independence of Air Methods' independent auditors;

     -    the  performance  of  the  independent  auditors;

     -    compliance  with  legal  and  regulatory  requirements.

     In the performance of established oversight functions, the Committee reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to Air Methods is compatible with maintaining the auditor's independence, and has discussed with the auditors the auditors' independence.

     The Audit Committee also received from its independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 regarding their independence, and has discussed with the independent auditors their independence relative to the Company, including whether the provision of the services described in the proxy statement under the heading "Fees and Services for 2002 and 2003" is compatible with maintaining the independent auditors' independence.

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee's charter, the Committee recommended to the Board of Directors and the Board of Directors approved inclusion of the audited financial statements in Air Methods' Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC.

                                   By  the  Audit  Committee:

                                   Carl  H.  McNair,  Jr.  (Chair)
                                   Donald  R.  Segner
                                   Paul  H.  Tate

     FINANCE/STRATEGIC  PLANNING  COMMITTEE

     The Finance/Strategic Planning Committee was formed by the Board of Directors in April 2003. The current members of the Finance/Strategic Planning Committee are Messrs. Tahbaz (Chairman), Bernstein, Gray and Todd. The Finance/Strategic Planning Committee provides oversight of establishment and achievement of corporate financial objectives, key growth initiatives and capital structure of the Company. The Finance/Strategic Planning Committee met two times in 2003.

     COMPENSATION/STOCK  OPTION  COMMITTEE

     The Compensation/Stock Option Committee currently consists of Dr. Miller (Chairman) and Messrs. Bernstein and Gray. The Compensation/Stock Option
Committee, which met four times in 2003, is responsible for making recommendations to the Board of Directors regarding executive compensation matters.

     The Board of Directors has determined that all members of the Compensation/Stock Option Committee are "independent" within the meaning of the NASDAQ Stock Market Inc.'s listing standards, except for Mr. Bernstein whom the Board of Directors has determined, based on exceptional and limited circumstances, should continue to serve on the Compensation/Stock Option Committee until the Company's 2005 annual meeting of stockholders.

     Compensation  Committee  Report

     The Compensation/Stock Option Committee is responsible for recommending and administering the Company's guidelines governing employee compensation. The Compensation/Stock Option Committee evaluates the performance of management, recommends compensation policies and levels, and makes recommendations concerning salaries and incentive compensation.

     Compensation  Philosophy.  The  Company's executive compensation program is
     ------------------------
designed to attract and retain executives capable of leading the Company to meet its business and development objectives and to motivate them to actions which will have the effect of increasing the long-term value of stockholder investment in the Company. The Compensation/Stock Option Committee considers a variety of factors, both qualitative and quantitative, in evaluating the Company's executive officers and making compensation decisions. These factors include the compensation paid by comparable companies to individuals in comparable positions, the individual contributions of each officer to the Company, and most important, the progress of the Company towards its long-term objectives. At this point in the Company's development, objectives against which executive performance is gauged include the addition and retention of aeromedical service contracts, growth of its independent services model and Products Division, and the securing of necessary capital and financing to fund business expansion. Annual compensation for the Company's executive officers for 2002 consisted of base salary, bonuses and 401(k) match.

     Compensation  of  the Chief Executive Officer.  Mr. Todd assumed the Office
     ---------------------------------------------
of Chief Executive Officer of the Company on July 1, 2003. Accordingly, the Compensation/Stock Option Committee acted to increase Mr. Todd's annual salary to $300,000.00 effective July 1, 2003, and subsequently increased Mr. Todd's annual salary to $320,000 effective January 1, 2004. In determining the compensation to be awarded to Mr. Todd for his services to the Company, the Committee considered salaries paid to chief executive officers at competitive companies.

     Base  Salary.  The  base  salary  for each executive officer, including the
     ------------
Chief Executive Officer, is established initially by the Committee pursuant to written employment agreements. Base salaries are reviewed annually by the Committee and adjusted based on the Committee's review of salaries paid to executives at competitive companies, the particular executive officer's performance and length of time in a certain position and the Company's financial condition and overall performance and profitability.

     Incentive  Bonus.  In  order  to  provide additional incentive to executive
     ----------------
officers to achieve corporate objectives within operating divisions and the Company as a whole, the Compensation Committee adopted a plan in March 2002 which provides for payment of year-end bonuses. The dollar amount of those bonuses will be stated as a percentage of base salary and will remain conditional to achievement of corporate profit objectives.

     Discretionary  Bonus.  In  2003, the Committee decided to pay discretionary
     --------------------
bonuses to certain executive officers of the Company related to 2002 fiscal performance and extraordinary efforts related to the acquisition and integration of Rocky Mountain Holdings.

          Section 162(m) Compliance.Under Section 162(m) of the Code, federal income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. The Committee intends to design the Company's compensation programs so that the total compensation paid to any employee will not exceed $1 million in any one year.

                                   By the Compensation/Stock Option Committee:

                                   Lowell  D.  Miller,  Ph.D.,  Chairman
                                   Ralph  J.  Bernstein
                                   Samuel  H.  Gray

     NOMINATING  AND  GOVERNANCE  COMMITTEE

The Nominating and Governance Committee provides committee membership recommendations to the Board of Directors, along with changes to those committees and identifies, evaluates and recommends to the Board individuals, including individuals proposed by stockholders, qualified to serve as members of the Board of Directors and the nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected. The Nominating Committee also develops and recommends to the Board of Directors corporate governance principles applicable to the Company. The Nominating and Governance Committee currently consists of Messrs. Segner
(Chairman) and Tahbaz and Dr. Miller. The Nominating and Governance Committee met three times in 2003.

     The Board of Directors has determined that all members of the Nominating and Governance Committee are "independent" within the meaning of the NASDAQ Stock Market Inc.'s listing standards, except for Mr. Tahbaz whom the Board of Directors has determined, based on exceptional and limited circumstances, should continue to serve on the Nominating and Governance Committee until the Company's 2005 annual meeting of stockholders.

NOMINATION  OF  DIRECTORS

     In accordance with its written charter, the Nominating and Governance Committee investigates suggestions for candidates for membership on the Board of Directors and recommends prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board of Directors, including stockholder nominations for the Board of Directors made in compliance with the Corporate Bylaws.

     Directors may be nominated by the Board of Directors or by stockholders in accordance with our Bylaws, which provide that nominations for the election of directors may be made by the Board of Directors or a committee of the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations for director may be made by any stockholder entitled to vote in the election of directors generally, but only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth the following: (a) the name and address of the stockholder intending to make the nomination and of the person or persons to be nominated; (b) representation that the stockholder is a holder of record of stock of the Company entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination; (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person pursuant to which the nomination is to be made by the stockholder; (d) such other information regarding the nominee required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of the nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     In recommending candidates for appointment or re-election to the Board of Directors, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the NASDAQ rules, and that members of the Company's Audit Committee meet the financial literacy and sophistication requirements under the NASDAQ rules and at least one of them qualifies as an "audit committee financial expert" under the rules of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

     In determining whether to recommend a director for re-election, the Nominating and Governance Committee will consider the director's past attendance at meetings and participation in and contributions to the activities of the Board of Directors.

DIRECTOR  COMPENSATION

     The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as directors of the Company. Effective as of January 1, 2004, the payments to the Company's non-employee directors, except for Mr. Belsey, are as follows:

     -    Annual  retainer  of  $12,000;
     -    $1,000  per Board of Directors meeting, regardless of venue or format;
     -    $600  per  committee  meeting  for  all  committees  except  the Audit
          Committee;
     -    $1,000  per  Audit  Committee  meeting  (effective  April  2004);
     - Fee per committee meeting for committee chairman as follows: $4,000 for Audit Committee, $3,000 for Compensation/Stock Option Committee, $2,000 for Nominating and Governance Committee and $1,000 for Finance/Strategic Planning Committee.

     Each non-employee director may elect to receive shares of Common Stock in lieu of cash payments pursuant to the Company's Equity Compensation Plan for Non-Employee Directors. The Company also reimburses its non-employee directors for their reasonable expenses incurred in attending Board of Directors and committee meetings. Board members who are also officers do not receive any separate compensation nor fees for attending Board of Directors or committee meetings.

     A non-employee director is granted options for completion of each year of service, if the director has attended a minimum of 75% of all Board of Directors' and applicable committee meetings during that fiscal year. A year of service is defined as a fiscal year of the Company during which the non-employee director served on the Board of Directors for the entire fiscal year. On an annual basis after the date of the last Board meeting for the year, each qualified non-employee director receives a five-year option to purchase 10,000 shares, exercisable at the then-current fair market value of the Company's common stock. As of April 7, 2004, directors held options granted for director-related services to purchase a total of 200,000 shares of common stock.

CODE  OF  ETHICS

     We have adopted a Code of Ethics for our directors, officers, and employees. This Code of Ethics is intended to promote honest and ethical conduct, compliance with applicable laws, full and accurate reporting, the prompt internal reporting of violations of the code, as well as other matters. The Company will provide a copy of its Code of Ethics to any person without charge, upon written request to: Secretary, Air Methods Corporation, 7301 S. Peoria, Englewood, Colorado 80112.

STOCKHOLDER  COMMUNICATIONS

     The Board of Directors recommends that stockholders initiate any communications with the Board of Directors in writing directed to the Company's secretary at: Secretary, Air Methods Corporation, 7301 S. Peoria, Englewood, Colorado 80112. This centralized process will assist the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. Each communication intended for the Board of Directors and received by the secretary that is a communication made by the shareholder in its capacity as a stockholder of the Company (as opposed to in its capacity as a party involved in a commercial relationship with the Company) will be promptly forwarded to the specified party.

ATTENDANCE  AT  ANNUAL  MEETING  OF  STOCKHOLDERS

     The Company encourages each member of the Board of Directors to attend each annual meeting of the stockholders. All of the Company's directors attended our 2003 annual meeting of the stockholders.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Based on its review of the copies of reports filed and upon written representations, the Company believes that during 2003, executive officers, directors and ten percent stockholders of the Company were in compliance with their filing requirements under Section 16(a) of the Exchange Act of 1934, as amended, except for the following: a late Form 3 for Mr. Carman, a late Form 3 for Mr. Tate, and a late Form 4 relating to one transaction for the sale of common stock for Mr. Dolstein.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG LLP, independent certified public accountants, audited the consolidated financial statements of the Company for the year ended December 31, 2003. Representatives of KPMG LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Current year appointment has been confirmed by the Audit Committee of the Board of Directors and is detailed herein in the Audit Committee Report.

FEES  AND  SERVICES  FOR  2003  AND  2002

     In addition to retaining KPMG LLP, the Company's independent certified public accountants, to audit the consolidated financial statements for the year ended December 31, 2003, the Company and its subsidiaries retained KPMG LLP to provide other services and expect to continue to do so in the future. The aggregate fees incurred by the Company for audit, audit-related, tax and other services provided by KPMG LLP during the years ending December 31, 2003 and December 31, 2002, respectively, were:

                                                   2003      2002
                                                 --------  --------
Audit fees                                       $216,500  $150,000
Audit-related fees                                 13,000    15,200
Tax fees                                           90,070    44,625
All other fees                                        -0-       -0-
                                                 --------  --------
   TOTAL                                         $319,570  $209,825

     Audit fees include fees for the audit of our annual consolidated financial statements, review of our unaudited consolidated financial statements included in our quarterly reports on Form 10-Q, review of Securities and Exchange Commission filings, consents, registration statements, comfort letters and other services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years.

     Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services include audits of employee benefit plans and other services not directly impacting the audit of the annual financial statements and related services.

     Tax fees include tax services related to the preparation and/or review of, and consultations with respect to, federal, state, and local tax returns.

     All other fees include fees for services not considered audit or tax services. KPMG LLP performed no such services during 2003 or 2002.

PRE-APPROVAL  POLICIES  AND  PROCEDURES

     All audit and non-audit services performed for us by our independent certified public accountants during the fiscal year ended December 31, 2003 were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Audit Committee's pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. In addition, audit services not covered by the annual engagement letter, audit-related services and tax services require the specific pre-approval by the Audit Committee prior to engagement. In addition, services to be provided by the independent certified public accountants that are not within the category of pre-approved services must be pre-approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated are required to report any pre-approval decisions to the Audit Committee at the meeting of the Audit Committee following the decision. The Audit Committee is not permitted to delegate to management its responsibilities to pre-approve services to be performed by our independent certified public accountants.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY  COMPENSATION

     The following table sets forth the cash compensation payable by the Company that was earned by the Chief Executive Officer and each of the other executive officers whose annual salary and bonus for 2003 exceeded $100,000 (the "Named Executive Officers") for the years 2001, 2002 and 2003.

                                        ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                      -----------------------              -------------------------
                                                                 OTHER     SECURITIES
                                                                 ANNUAL    UNDERLYING    ALL OTHER
NAME AND POSITION             YEAR    SALARY ($)     BONUS       COMP.     OPTIONS (#)  COMPENSATION
---------------------------  -------  -----------  ----------  ----------  -----------  ------------
                                                     ($)(1)       ($)                      ($)(2)
                                                   ----------  ----------               ------------
Aaron D. Todd(3)               2003       285,000         --          --        50,000        17,250
  Chief Executive Officer      2002       224,423    217,500          --       125,000        12,093
                               2001       200,000     38,000          --            --         6,000

George W. Belsey(4)            2003       182,749         --   125,000(5)       50,000        13,112
  Chairman and Former          2002       249,730    219,000          --       175,000        12,625
  Chief Executive Officer      2001       228,000     40,000          --            --         4,867

Neil M. Hughes                 2003       190,000         --          --            --        13,027
  Senior Vice-President,       2002       169,500     99,000          --        50,000        10,500
  Air Medical Services         2001       162,231     18,000          --        50,000         4,867
  Division


David L. Dolstein              2003       190,000         --          --        25,000        13,131
  Senior Vice President,       2002       169,692    118,000          --        75,000        10,149
  Community Based              2001       162,000     12,000          --            --         4,860
  Services

Sharon J. Keck                 2003       135,000         --          --            --         8,117
  Chief Accounting Officer     2002       109,615   50,000(6)         --        15,000         6,546
  and Controller               2001        97,500     10,000          --            --         4,875

Trent J. Carman(7)             2003       128,571         --          --        37,500         2,625
  Chief Financial Officer,     2002            --         --          --            --            --
  Secretary and Treasurerand   2001            --         --          --            --            --
  Controller

(1) Unless otherwise noted, bonus for 2002 consists of an incentive bonus payable under the Incentive Bonus Plan adopted in March 2002 and a discretionary bonus related to the acquisition and integration of Rocky Mountain Holdings. All 2002 bonuses were paid in 2003.

(2) Consists of employer matching contributions under the Company's 401(k) Plan unless otherwise noted.

(3)  Mr.  Todd  was  appointed  Chief  Executive Officer effective July 1, 2003.

(4) Mr. Belsey resigned from his position as Chief Executive Officer effective June 30, 2003.

(5) Consists of consulting fees paid under Mr. Belsey's Executive Consulting Agreement for the period from July 1, 2003 through December 31, 2003.

(6) Consists of a discretionary bonus related to the acquisition and integration of Rocky Mountain Holdings and 2002 fiscal performance.

(7)  Mr.  Carman  joined  the  Company  in  April  2003.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

     The following table provides certain summary information concerning stock option grants during 2003 for the Named Executive Officers.

                                            % OF TOTAL                            GRANT DATE
                   NUMBER OF SECURITIES  OPTIONS GRANTED                            PRESENT
                    UNDERLYING OPTIONS   TO EMPLOYEES IN   EXERCISE   EXPIRATION   VALUE PER
NAME                     GRANTED           FISCAL YEAR       PRICE       DATE      SHARE(1)
-----------------  --------------------  ----------------  ---------  ----------  -----------

Aaron D. Todd                    50,000         31%          $7.92       6/11/08     $2.03
George W. Belsey                 50,000         31%          $7.92       6/11/04     $2.03
David L. Dolstein                25,000         15%          $7.92       6/11/08     $2.03
Trent J. Carman                  37,500         23%          $7.92       6/11/08     $2.03

(1) The present value is estimated on the date of grant using the Black-Scholes option-pricing model using the following assumptions: dividend yield of 0%, expected volatility of 32%, risk-free interest rate of 2.4% and expected option life of 3 years.

AGGREGATED  OPTION  EXERCISES  AND  YEAR-END  OPTION  VALUES

     The following table provides certain summary information concerning stock option exercises during 2003 by, and option values as of December 31, 2003 for, the Named Executive Officers.

                           AGGREGATED OPTION EXERCISES
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2003
                           AND YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                       SHARES                     UNDERLYING UNEXERCISED       IN-THE-MONEY
                      ACQUIRED                     OPTIONS AT FY-END (#)   OPTIONS AT FY-END ($)
                     ON EXERCISE       VALUE            EXERCISABLE/            EXERCISABLE/
                   ---------------                -----------------------  ---------------------
NAME                     (#)        REALIZED ($)       UNEXERCISABLE         UNEXERCISABLE(1)
-----------------  ---------------  ------------  -----------------------  ---------------------
Aaron D. Todd                   --            --            33,333/66,667         64,837/129,669
George W. Belsey            25,000        65,750               50,000/-0-             53,000/-0-
Neil M. Hughes               7,833        36,009            41,666/25,001         118,934/47,926
David L. Dolstein               --            --            76,666/33,334         409,935/64,835
Sharon J. Keck                  --            --             5,000/10,000          14,150/28,300
Trent J. Carman                 --            --            12,500/25,000          13,250/26,500

(1) Amounts represent the fair market value of the underlying common stock at December 31, 2003 of $8.98 per share less the exercise price.

EMPLOYMENT  AGREEMENTS

     The Company entered into an Employment Agreement with Mr. Todd effective July 1, 2003 for an initial term of two years, subject to successive one-year extensions. The agreement provides for annual compensation which is currently $320,000 and may be terminated by either party upon 90 days' written notice, or immediately by us for cause. In the event the Company terminates the agreement without cause, Mr. Todd is entitled to severance payments for 18 months following termination at an annual rate equal to his highest cash compensation during any 12-month period of his employment. During the term of employment and for 18 months following the termination of employment, Mr. Todd may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with each of Mr. Carman, Mr. Dolstein, Mr. Hughes, and Ms. Keck effective January 1, 2003, with the exception of Mr. Carman's agreement, which was effective April 28, 2003. Each agreement is for an initial term of one year starting on the effective date, and subject to successive one-year extensions. Each of the agreements was extended for an additional year in 2004. The agreements provide for annual compensation which is currently $205,000, $210,000, $210,000, and $150,000, respectively.
Each agreement may be terminated either by the Company or by the employee upon 90 days' written notice, or immediately by us for cause. In the event the Company terminates an agreement without cause, the employee is entitled to severance payments for 12 months following termination at an annual rate equal to his highest cash compensation during any 12-month period of his or her employment. During the term of employment and for 12 months following the termination of employment, the employee may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Executive Consulting Agreement with Mr. Belsey effective July 1, 2003 for an initial term of five years. Under the agreement, Mr. Belsey has agreed to serve as Chairman of the Board of Directors, at the pleasure of the Board of Directors, through the completion of the Annual Meeting of Stockholders in 2004. Mr. Belsey has also agreed to serve as a consultant with those responsibilities designated to him by the Board of Directors. The Company has agreed to pay Mr. Belsey a consulting fee of $750,000, payable $150,000 per year from July 1, 2003 through June 30, 2007. This fee is payable regardless of the amount of time Mr. Belsey spends performing his services as Chairman and consultant, and whether or not he becomes disabled or dies during such period. In addition, the Company has agreed to pay Mr. Belsey cash compensation of $50,000 on each of July 1, 2003, January 1, 2004, and January 1, 2005, which Mr. Belsey intends to contribute to a personal retirement fund. During the term of this agreement and for a period of 18 months following the termination of employment with the Company, Mr. Belsey may not engage in any business which competes with the Company anywhere in the United States.

STOCK  OPTIONS

     In 1995, the Company adopted the 1995 Air Methods Corporation Employee Stock Option Plan (the "1995 Plan"). Under the provisions of the 1995 Plan, all full-time employees, directors and consultants of the Company are eligible to receive stock option grants as may be awarded by the Board of Directors. As of April 7, 2004, there were options to purchase a total of 1,082,801 shares outstanding under the 1995 Plan and approximately 30,000 shares available for issuance under the 1995 Plan. The 1995 Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, non-incentive stock options, stock appreciation rights and supplemental bonuses.

EQUITY  COMPENSATION  PLAN  INFORMATION

     The following equity compensation plans have been previously approved by the Company's shareholders:

     - 1995 Employee Stock Option Plan - provides for the granting of incentive stock options and nonqualified stock options, stock appreciation rights, and supplemental stock bonuses to employees as well as third party consultants and directors.

     - Nonemployee Director Stock Option Plan - provides for the granting of nonqualified stock options to nonemployee directors of the Company upon the completion of each full year of service.

     - Equity Compensation Plan for Nonemployee Directors - provides for the issuance of shares of common stock to nonemployee directors, at their election, in lieu of cash as payment for their director services.

     Information regarding the securities under each of these three plans is as follows as of December 31, 2003:

                            (a)
                         NUMBER OF                                        (c)
                      SECURITIES TO BE           (b)              NUMBER OF SECURITIES
                        ISSUED UPON       WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                        EXERCISE OF       EXERCISE PRICE OF      FUTURE ISSUANCE UNDER
                        OUTSTANDING          OUTSTANDING          EQUITY COMPENSATION
                     OPTIONS, WARRANTS    OPTIONS, WARRANT    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY            AND RIGHTS          AND RIGHTS         REFLECTED IN COLUMN (a))
-------------------  ------------------  -------------------  ----------------------------
Equity compensation
plans approved by
security holders          656,002             $ 6.19                    780,829

Equity compensation
plans not approved
by security holders          0                  N/A                        0

Total                     656,002             $ 6.19                    780,829

                             STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return for the period from December 31, 1999 through December 31, 2003 against the Standard & Poors 500 ("S&P 500") index and "peer group" companies in industries similar to those of the Company. The S&P 500 is a widely used composite index reflecting the returns of five hundred publicly traded companies in a variety of industries. Peer Group Index returns reflect the transfer of the value on that date of the initial $100 investment into a peer group consisting of all publicly traded companies in SIC Group 4522: "Non-scheduled Air Transport." The Company believes that this Peer Group is its most appropriate peer group for stock comparison purposes due to the limited number of publicly traded companies engaged in medical air or ground transport, and because this Peer Group contains a number of companies with capital costs and operating constraints similar to those of the Company.

                             ANNUAL RETURN PERCENTAGE

                                                       YEARS ENDING
                                           --------------------------------------
COMPANY NAME / INDEX                       DEC99   DEC00   DEC01   DEC02   DEC03
=================================================================================

AIR METHODS CORP                            16.28   24.00   60.77   -8.49   57.52
S&P 500 INDEX                               21.04   -9.10  -11.89  -22.10   28.68
PEER GROUP                                 -17.67   39.98  -34.20  -21.09   16.89


                                INDEXED RETURNS

                                    BASE               YEARS ENDING
                                   PERIOD  --------------------------------------
COMPANY NAME / INDEX               DEC98   DEC99   DEC00   DEC01   DEC02   DEC03
=================================================================================
AIR METHODS CORP                      100  116.28  144.19  231.81  212.13  334.14
S&P 500 INDEX                         100  121.04  110.02   96.95   75.52   97.18
PEER GROUP                            100   82.33  115.24   75.82   59.83   69.94


PEER GROUP COMPANIES (SIC =
4522)
=================================================================================
AIR METHODS CORP

ATLAS AIR WORLDWIDE HLDG INC
CHC HELICOPTER CORP  -CL A
E PRIME AEROSPACE CORP
OFFSHORE LOGISTICS
PETROLEUM HELICOPTERS
WORLD AIRWAYS INC

                               [GRAPHIC  OMITED]

                       BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth, as of April 7, 2004, the beneficial ownership of the Company's outstanding Common Stock: (i) by each person who owns of record (or is known by the Company to own beneficially) more than 5% of the Common Stock, (ii) by each director and executive officer of the Company, and
(iii)  by  all  directors  and  executive  officers  as  a  group.


                                                                  Number      Percentage of
Name and Address                                                of Shares      Common Stock
------------------------------------------------------------  --------------  --------------
George W. Belsey                                                  95,186(1)               *
7301 South Peoria
Englewood, CO  80112

Ralph J. Bernstein                                                834,977(2)           7.60%
77 E. 77th St.
New York, NY  10021

Trent J. Carman                                                    12,500(3)              *
7301 South Peoria
Englewood, CO  80112

David L. Dolstein                                                  90,273(4)              *
1670 Miro Way
Rialto, CA 92376

Samuel H. Gray                                                     27,894(5)              *
95 Madison Avenue
Morristown, NJ  07960

Neil M. Hughes                                                     53,497(6)              *
7301 South Peoria
Englewood, CO  80112

Sharon J. Keck                                                     13,727(7)              *
7301 South Peoria
Englewood, CO  80112

MG Carl H. McNair, Jr. (Ret.)                                      55,637(8)              *
11710 Plaza America Drive
Reston, VA  20190-6010

Lowell D. Miller, Ph.D.                                            60,000(9)              *
16940 Stonehaven
Belton, MO  64012

Donald R. Segner                                                  40,229(10)              *
290 Arch Street
Laguna Beach, CA  92651


                                       22

Morad Tahbaz                                                     175,183(11)           1.60%
77 E. 77th St.
New York, NY  10021

Paul H. Tate                                                       5,000(12)              *
7001 Tower Road
Denver, CO  80249

Aaron D. Todd                                                     70,840(13)              *
7301 South Peoria
Englewood, CO  80112

All Directors and Executive Officers as a group (13 persons)   1,434,943(14)          12.63%

___________________

Bank of America Corporation                                      630,900(15)           5.82%
100 North Tryon Street
Charlotte, NC 28255

*    Less  than  one  percent (1%) of Common Stock outstanding on April 7, 2004.

(1) Consists of (i) 14,500 shares directly owned and (ii) 80,686 shares directly owned by George and Phyllis Belsey.

(2) Consists of (i) 45,000 shares subject to stock options exercisable within 60 days, (ii) 629,477 shares directly owned, (iii) 60,500 shares owned by Yasmeen Bernstein, Mr. Bernstein's spouse, and (iv) 100,000 shares subject to currently exercisable warrants held by Americas Partners, of which Mr. Bernstein is a general partner.

(3) Consists of 12,500 shares subject to stock options exercisable within 60 days.

(4) Consists of (i) 89,999 shares subject to stock options exercisable within 60 days, and (ii) 274 shares directly owned by David and Kathi Dolstein.

(5) Consists of (i) 25,000 shares subject to stock options exercisable within 60 days, and (ii) 2,894 shares directly owned.

(6) Consists of (i) 498 shares directly owned, and (ii) 52,999 shares subject to stock options exercisable within 60 days.

(7) Consists of (i) 13,333 shares subject to stock options exercisable within 60 days, and (ii) 394 shares directly owned.

(8) Consists of (i) 10,637 shares directly owned, and (ii) 45,000 shares subject to stock options exercisable within 60 days.

(9) Consists of (i) 35,000 shares owned directly, and (ii) 25,000 shares subject to stock options exercisable within 60 days.

(10) Consists of (i) 30,000 shares subject to stock options exercisable within 60 days, and (ii) 10,229 shares held in a trust as to which Mr. Segner holds shared voting and investment power. Mr. Segner will not stand for re-election at the Annual Meeting.

(11) Consists of (i) 25,000 shares subject to stock options exercisable within 60 days, (ii) 50,183 shares directly owned, and (iii) 100,000 shares subject to currently exercisable warrants held by Americas Partners, of which Mr. Tahbaz is a managing director.

(12) Consists of 5,000 shares subject to stock options exercisable within 60 days.


                                       23

(13) Consists of (i) 10,240 shares directly owned, (ii) 2,267 shares beneficially owned by Mr. Todd in the Company's 401(k) plan; and (iii)
     58,333  shares  subject  to  stock  options  exercisable  within  60  days.

(14) Includes (i) 427,164 shares subject to stock options exercisable within 60 days and (ii) 100,000 shares subject to currently exercisable warrants.
___________________

(15) Based solely on Schedule 13G filed by the beneficial owner with the Securities and Exchange Commission on February 17, 2004.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

COMPENSATION  FOR  SERVICES  OF  RELATED  PARTY

     In connection with the acquisition of Rocky Mountain Holdings in 2002, we received services from Americas Partners, an entity affiliated with Mr. Tahbaz and Mr. Bernstein. We agreed to pay Americas Partners approximately $750,000 for such services, which amount was determined by the independent directors to be the fair value of the services. The form of payment was $477,388 in cash and a warrant to purchase 100,000 shares of our common stock. The warrant is immediately exercisable, has an exercise price of $5.28 per share, and expires on October 16, 2007.

EQUITY  COMPENSATION  ARRANGEMENT

     In consideration for certain investor relations consulting and other services provided by RCG Capital Markets Group, Inc. ("RCG"), we issued two warrants to RCG. First, on June 29, 2000, we issued to RCG a warrant which was immediately exercisable to purchase up to 25,000 shares of our common stock at an exercise price of $3.15 per share. The right to purchase the shares under this warrant expires on July 1, 2005. Second, on August 7, 2002, we issued to RCG an additional warrant to purchase up to 25,000 shares of our common stock, at an exercise price of $6.60 per share. One third of the warrant became exercisable on April 7, 2003, one third became exercisable on December 7, 2003, and the remaining one third will vest on August 7, 2004. The right to purchase the shares under this warrant expires on August 8, 2007. As of April 7, 2004, RCG owned 9,000 shares of our common stock and one control person of RCG owned 10,000 shares of our common stock through a revocable trust.

                           INCORPORATION BY REFERENCE

     The information contained in the Compensation/Stock Option Committee Report, Audit Committee Report and the stock price performance graph shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

                              STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 2005 annual meeting of stockholders, which the Company expects to hold in June 2005, must deliver proposals to the Company at its principal executive offices, Attention:
Corporate Secretary, by Monday, January 17, 2005, for inclusion in the proxy materials relating to that meeting. All proposals must comply with the applicable requirements of federal securities' laws and the Company's Bylaws.

     Shareholder proposals for the 2005 annual meeting of stockholders submitted to the Company prior to Monday, March 21, 2005 may, at the discretion of the Company, be voted on at the 2005 annual meeting of stockholders. All proposals received by the Company after March 21, 2005 will be considered untimely.

                                 OTHER  MATTERS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the proxies in respect of any such business in accordance with their best judgment.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS:


Trent  J.  Carman,  Secretary

May  18,  2004
Englewood,  Colorado

                                    EXHIBIT A

                             AIR METHODS CORPORATION

                             2004 STOCK OPTION PLAN

I.   Purpose
     -------

     This Air Methods Corporation 2004 Stock Option Plan (the "Plan") provides for the grant of Stock Options, Stock Appreciation Rights and Supplemental Bonuses to Employees and Consultants (as defined herein, including nonemployee directors) of Air Methods Corporation (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of their Employees and Consultants.

II.  Incentive  Stock  Options  and  Non-Incentive  Stock  Options
     -------------------------------------------------------------

     The  Stock  Options  granted  under  the  Plan  may  be  either:

          (a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

          (b) Non-Incentive Stock Options ("Non-ISOs") which are intended to be options that do not qualify as "Incentive Stock Options" under
               Section  422  of  the  Code.

All Stock Options granted to Participants other than Consultants shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as Non-ISOs. Subject to the other provisions of the Plan, a non-Consultant Participant may receive ISOs and Non-ISOs at the same time, provided that the ISOs and Non-ISOs are clearly designated as such. All Stock Options granted to Consultants shall be Non-ISOs.

     Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and Non-ISOs.

III. Administration
     --------------

     3.1  Committee.  With  respect  to  grants  of  Stock  Options,  Stock
          ---------
          Appreciation Rights and Supplemental Bonuses to Employees and Consultants other than officers and directors of the Company, the Plan shall be administered by a committee (the "Committee") composed of at least two members of the Board. With respect to grants of Stock Options, Stock Appreciation Rights and Supplemental Bonuses to officers and directors, the Plan shall be administered by the Board, if each director is a Disinterested Person, or by a committee of two or more directors, all of whom are Disinterested Persons. Such committee may be the Committee if all of the members thereof are Disinterested Persons, or a special committee appointed by the Board composed of at least two Disinterested Persons. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code, in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Committee or the Board may delegate any of its responsibilities under the Plan, other than its responsibility to grant Stock Options, to determine whether the Stock Appreciation Rights or Supplemental Bonuses, if any, payable to a Participant shall be paid in cash, in shares of Common Stock or a combination thereof, or to interpret and construe the Plan. If the Board is composed entirely of Disinterested Persons, the Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in the Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of the Plan.

     3.2  Actions  of  Committee.  All  actions  taken  and  all interpretations
          ----------------------
          and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

IV.  Definitions
     -----------

     4.1  "Stock Option".  A  Stock  Option  is the right granted under the Plan
          --------------
          to an Employee or Consultant to purchase, at such time or times, and at such price or prices ("Option Price"), as are determined by the Committee.

     4.2  "Stock  Appreciation  Right".  A  Stock  Appreciation  Right  is  the
          ----------------------------
          right to receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of the Redemption Value of a specified number of shares of Common Stock then purchasable under a Stock Option.

     4.3  "Redemption Value".  The Redemption Value of shares of Common Stock
          ------------------
          purchasable under a Stock Option shall be the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

     4.4  "Common  Stock".  A  share  of  Common  Stock  means  a  share  of
          ---------------
          authorized but unissued or reacquired Common Stock (par value $.01 per share) of the Company.

     4.5  "Fair Market Value".  For  the  purpose  of this Plan, the Fair Market
          -------------------
          Value of a share of Common Stock on any date shall be the officially-quoted closing price for the date in question of the shares on the Nasdaq Stock Market or such other stock exchange on securities trading market which is the primary trading market for such shares, or if no closing price is reported on such date, the average of the representative closing bid and asked prices on such market as reported by an accepted reporting service. In the event the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Committee after such consultation with outside experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value.

     4.6  "Employee".  An  Employee  is  an  employee  of  the Company or any
          ----------
          Participating  Subsidiary.

     4.7  "Consultant".  A  Consultant  is  a  bona  fide  consultant,  or  a
          ------------
          nonemployee  director, of the Company or any Participating Subsidiary.

     4.8  "Participant".  A  Participant is an Employee or Consultant to whom
          -------------
          a  Stock  Option  is  granted.

     4.9  "Disinterested  Person".  A  Disinterested  Person  is  a  director of
          -----------------------
          the Company who is not, during the one year prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as may be permitted by Rule 16b-3(d) under the Securities Exchange Act of 1934 or any successor to such rule.

     4.10 "Supplemental  Bonus".  A  Supplemental  Bonus  is  the  right  to
          ---------------------
          receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of an amount determined under Section 7.5.

V.   Eligibility  and  Participation
     -------------------------------

     Grants of Stock Options, Stock Appreciation Rights and Supplemental Bonuses may be made to Employees or Consultants of the Company or any Participating Subsidiary, including directors of the Company who are also Employees. The Committee shall from time to time determine the Employees or Consultants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Employee or Consultant, the Option Price of such Stock Options, and the terms and provisions of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, but the Option Price of a Non-ISO may be less than the Fair Market Value on the date the Non-ISO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after 5 years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

VI.  Shares  of  Common  Stock  Subject  to  the  Plan
     -------------------------------------------------

     6.1  Maximum  Number.  The  maximum  aggregate  number  of shares of Common
          ---------------
          Stock that may be made subject to awards granted under the Plan shall be 1,000,000. With respect to ISOs, the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an Employee may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

     6.2  Capital  Changes.  In  the  event  any  changes are made to the shares
          ----------------
          of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII. Exercise  of  Stock  Options
     ----------------------------

     7.1  Time of Exercise.  Subject  to  the  provisions of the Plan, including
          ----------------
          without limitation Section 7.3, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. An ISO shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted, and a Non-ISO shall expire, to the extent not exercised, no later than ten years and one month after the date on which it was granted.

     7.2  Exchange of Outstanding Stock.  The Committee, in its sole discretion,
          --------------------------------
          may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

     7.3  Termination  of  Employment  Before  Exercise.  With  respect  to
          ---------------------------------------------
          Participants who are employees of the Company or any Participating Subsidiary, if a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant's applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO). If such Participant's employment is terminated because the Participant dies or is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant's applicable Option Agreement(s) shall remain exercisable by the Participant or his Personal Representative or successor, in the case of death, after the termination of his employment for a period of twelve months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO). The termination of a Stock Option granted to a Consultant shall be as determined by the Committee, and set forth in the Consultant's applicable Option Agreement(s). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.4  Disposition of Forfeited Stock Options.  Any shares of Common Stock
          --------------------------------------
          subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant but may be made subject to Stock Options granted to other Participants.


     7.5  Grant  of  Supplemental Bonuses.  The Committee, either at the time of
          -------------------------------
          grant or at any time prior to exercise of any Non-ISO or Stock Appreciation Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under a Stock Option, or a specified number of Stock Appreciation Rights which may be or become exercisable. Such Supplemental Bonus shall be payable upon the exercise of the Non-ISO or Stock Appreciation Right with regard to which such Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the Non-ISO or upon the exercise of such Stock Appreciation Right, calculated using the maximum combined Federal and Colorado income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus. The Committee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in:
          (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock. The provisions of Section 8.3 shall apply to the giving of notice, the determination of the number of shares to be delivered, and the time for delivering shares. In applying Section 8.3, the Supplemental Bonus shall be treated as if it were a Stock Appreciation Right that the Participant exercised on the day the Supplemental Bonus became payable. Shares of Common Stock issued pursuant to this Section 7.5 shall not be deemed to have been issued upon the exercise of a Stock Option for purposes of the limitations imposed by Section 6.1 of the Plan.

VIII. Stock  Appreciation  Rights

      8.1 Grant  of Stock Appreciation Rights.  The Committee may, from time to
          -----------------------------------
          time, grant Stock Appreciation Rights to a Participant with respect to not more than the number of shares of Common Stock which are, or may become, purchasable under any Stock Option held by the Participant. The Committee may, in its sole discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable; provided, however, that in no event shall such rights expire and become void and unexercisable later than the time when the related Stock Option is exercised, expires or terminates. Each Participant to whom Stock Appreciation Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

     8.2  Exercise of Stock Appreciation Rights.  Subject  to  Section  8.3, and
          -------------------------------------
          in lieu of purchasing shares of Common Stock upon the exercise of a Stock Option held by him, a Participant may elect to exercise the Stock Appreciation Rights, if any, he has been granted and receive payment of the Redemption Value of all, or any portion, of the number of shares of Common Stock subject to such Stock Option with respect to which he has been granted Stock Appreciation Rights; provided, however, that the Stock Appreciation Rights may be exercised only when the Fair Market Value of the Common Stock subject to such Stock Option exceeds the exercise price of the Stock Option. A Participant shall exercise his Stock Appreciation Rights by delivering a written notice to the Committee specifying the number of shares with respect to which he exercises Stock Appreciation Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Stock Appreciation Rights, payment of his Stock Appreciation Rights shall be made in accordance with Section 8.3 on or before the 90th day after the date of exercise of the Stock Appreciation Rights.

     8.3  Form  of  Payment.  If  a  Participant  elects  to  exercise  Stock
          -----------------
          Appreciation Rights as provided in Section 8.2, the Committee may, in its absolute discretion, elect to pay any part or all of the Redemption Value of the shares with respect to which the Participant has exercised Stock Appreciation Rights in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock. The Committee's election pursuant to this Section 8.3 shall be made by giving written notice to the Participant within said 90-day period, which notice shall specify the portion which the Committee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise of the Stock Appreciation Rights. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

IX.  No  Contract  of  Employment
     ----------------------------

     Nothing in this Plan shall confer upon the Participant the right to maintain its relationship with the Company or any Participating Subsidiary, whether as an Employee, Consultant or otherwise, nor shall it interfere in any way with any right of the Company, or any such Participating Subsidiary, to terminate its relationship with the Participant at any time for any reason whatsoever, with or without cause.

X.   No  Rights  as  a  Stockholder
     ------------------------------

     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

XI.  Assignability
     -------------

     No Stock Option, Stock Appreciation Right or Supplemental Bonus right granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or, in the case of a Non-ISO, pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit an assignment or transfer of a Non-ISO by a Participant and the exercise thereof by a person other than such Participant, on such terms and conditions as the Committee in its sole discretion may determine. In the event of his death, the Stock Option or any Stock Appreciation Right or Supplemental Bonus right may be exercised by the Personal Representative of the Participant's estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XII. Merger  or  Liquidation  of  the  Company
     -----------------------------------------

     If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, all Stock Options outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable in full as of such date even though the dates of exercise established pursuant to Section 7.1 have not yet occurred.

XIII. Amendment
      ---------

     The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock
Options  (unless  necessary  to effect the adjustments required by Section 6.2),
(ii) materially increase the benefits accruing to Participants under the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan.

XIV. Registration  of  Optioned  Shares
     ----------------------------------

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the qualification requirements of any state securities law.

XV.  Withholding  Taxes
     ------------------

     The Company, or Participating Subsidiary, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or the Participating Subsidiary, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Stock Appreciation Right or Supplemental Bonus including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of any Stock Option or Stock Appreciation Right or upon payment of any Supplemental Bonus, until the Participant reimburses the Company, or Participating Subsidiary, for the amount the Company or Participating Subsidiary is required to withhold with respect to such taxes, or canceling any portion of such payment or issuance in an amount sufficient to reimburse itself for the amount it is required to so withhold. Notwithstanding any other provision of this Plan, whenever any such withholding of taxes is required in connection with any such Stock Option, or Stock Appreciation Right or Supplemental Bonus issued in shares of Common Stock, issued to a Participant who is subject to Section 16 of the Securities Exchange Act of 1934, shares of Common Stock shall be withheld as the method of reimbursement for such tax withholding in lieu of any other form of withholding under the Plan.

XVI. Non-Exclusivity  of  the  Plan
     ------------------------------

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, consultants and directors generally, or to any class or group of employees, consultants or directors, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

XVII. Effective  Date;  Prior  Plan  Not  Superseded
      ----------------------------------------------

     17.1 Effective  Date  of Plan.  This  2004  Stock  Option  Plan was adopted
          ------------------------
          by  the  Board  of  Directors  effective  as  of  April 29, 2004  (the
          "Effective Date") and will be submitted for approval by the Stockholders at the Company's annual meeting of stockholders on June 17, 2004.

     17.2 1995  Plan  Not  Superseded.  This  2004  Stock  Option  Plan does not
          ---------------------------
          supersede or otherwise affect the 1995 Stock Option Plan adopted August 15, 1995, and approved by the Company's Stockholders on May 23, 1996. Stock options may be granted under the 1995 Plan until all options authorized thereunder have been granted or the 1995 Plan expires on its own terms. All options granted under the 1995 Plan remain valid and shall continue to be governed by the provisions of the 1995 Plan.

     17.3 Term  of  Plan.  No  stock  option  shall  be  granted under this 2004
          --------------
          Stock Option Plan subsequent to ten (10) years after the Effective Date. Stock options outstanding subsequent to the ten years after the Effective Date shall continue to be governed by the provisions of the Plan.

                                      PROXY
                                      -----

                            AIR  METHODS  CORPORATION

                            7301 SOUTH PEORIA STREET
                           ENGLEWOOD, COLORADO  80112

     THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

     The undersigned hereby appoints Aaron D. Todd and Trent J. Carman, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of common stock of Air Methods Corporation held of record by the undersigned on April 20, 2004 at the Annual Meeting of Stockholders to be held on June 17, 2004 or any adjournment or postponement thereof upon the following matters, as set forth in the Notice of said Meeting and Proxy Statement, dated May 18, 2004, copies of which have been received by the undersigned.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2 AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

The director-nominees below are proposed by the Board of Directors of Air Methods Corporation.


1.   ELECTION  OF  DIRECTORS:

     Nominees:  George W. Belsey, Maj. Gen. Carl H. McNair, Jr. (Ret.) and David
                Kikumoto

                FOR            WITHHELD          ABSTAIN

                [ ]              [ ]               [ ]

     For  all  nominees  except:
     [ ] _________________________________
     To withhold authority to vote for any individual, check box and write such individual's name in the space provided.

2.   APPROVAL  OF  2004  Stock  Option  Plan:

                FOR            WITHHELD          ABSTAIN

                [ ]              [ ]               [ ]


3. In their discretion, the Proxies are authorized to vote upon such other matters as may be incidental to the conduct of the meeting.


                                      MARK HERE
                                     FOR ADDRESS      [ ]
                                     CHANGE  AND
                                     NOTE AT LEFT

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                              PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF THE SHARES REPRESENTED BY THIS PROXY ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                              TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF STOCKHOLDER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF STOCKHOLDER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



Signature:_________________  Date______  Signature:_________________  Date______


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